10.3     SECURITY AGREEMENT

         This Security Agreement ("Security Agreement") is dated as of March 3 2003, between CITA Biomedical, Inc., a Delaware corporation ("CITA"), and CITA Americas, Inc., a Nevada corporation (each a "Debtor" and collectively, jointly and severally, the "Debtors"), on the one hand, and Reserva, LLC, a California limited liability company (the "Secured Party"), on the other.

         WHEREAS, CITA Biomedical, Inc. has this day executed and delivered a written Promissory Note (the "Note"), which is incorporated herein by reference, in the original principal amount of Three Hundred Thousand Dollars ($300,000.00) in connection with a loan for like amount (the "Loan");

         WHEREAS, the Note, the Guarantee executed and delivered by CITA Americas, Inc., and all other documents and instruments executed or delivered by Debtors in connection with the Note are referred to herein collectively as the "Transaction Documents;" and

         WHEREAS, in order to secure timely payment in full of the Note and performance of Debtors' obligations under the Transaction Documents and provide Secured Party the benefits listed herein, Debtors have agreed to grant to Secured Party, for the benefit of Secured Party, a continuing Lien on the Collateral (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtors jointly and severally agree, for the benefit of Secured Party, as follows:

SECTION 1.        Definitions

1.1 Certain Defined Terms. Capitalized terms not otherwise defined herein shall have the respective meanings provided for in the Transaction Documents. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein:

         "Account Debtor" means any Person who may become obligated to Secured Party under, with respect to, or on account of, an Account.

         "Accounts" means all "accounts" (as defined in the Code) now owned or hereafter created or acquired by Debtors and all of the following now owned or hereafter created or acquired by Debtors: (a) accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Debtors arising from the sale, lease or exchange of goods or other property and/or the performance of services; (b) Debtors' rights in, to and under all purchase orders for goods, services or other property; (c) Debtors' rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit); (d) monies due to or to become due to Debtors under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges with respect thereto (whether or not yet earned by performance on the part of Debtors); and (e) all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

         "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by Debtors, wherever located.

         "Code" means the California Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Secured Party's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

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

         "Collateral" has the meaning assigned to that term in Section 2.

         "Contracts" means all "contracts," as such term is defined in the Code, now owned or hereafter acquired by Debtors, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Debtors may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

         "Copyright License" means any and all rights now owned or hereafter acquired by Debtors under any written agreement granting any right to use any Copyright or Copyright registration.

         "Copyright Security Agreements" means, if necessary to create and perfect the Security Interests contemplated by this Agreement, any Copyright Security Agreements made in favor of Secured Party by Debtors.

         "Copyrights" means collectively all of the following now owned or hereafter created or acquired by Debtors: (a) all copyrights and General Intangibles of like nature (whether registered or unregistered), rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

         "Documents" means all "documents" (as defined in the Code) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by Debtors including, without limitation, all bills of lading, dock warrants, dock receipts, warehouse receipts and orders for the delivery of goods, and any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

         "Event of Default" means a material breach by Debtors of this Agreement or the Note (which material breach shall be presumed to include any failure by Debtors to timely make the payments required by Section 1 of the Note) which remains uncured after the lapse of 30 days following the date Secured Party gives written notice to Debtors thereof.

         "Fixed Assets" means all "goods" and "fixtures" (as defined in the Code) now owned or hereafter created or acquired by Debtors including, without limitation, (a) all goods, furniture and equipment, (b) all things that are movable, and (c) all goods that are so related to particular real estate that an interest in them arises under real estate law.

         "General Intangibles" means all "general intangibles" (as defined in the Code) now owned or hereafter created or acquired by Debtors including, without limitation, (a) all agreements, leases, licenses and contracts to which Debtors are or may become a party; (b) all obligations or indebtedness owing to Debtors (other than Accounts) or other rights to receive payments of money from whatever source arising and all collateral security therefore; (c) all tax refunds and tax refund claims; (d) all Patents, Trademarks and Copyrights; (e) all choses in action and causes of action; and (f) all trade secrets and other confidential information relating to the business of Debtors including, without limitation: the names and addresses of, and credit and other business information concerning, Debtors' past, present or future customers; the prices which Debtors obtains for their services or at which it sells merchandise; policies and procedures pertaining to the sale and design of equipment, components, devices and services furnished by Debtors; information concerning suppliers of Debtors; and information concerning the manner of operation, business plans, projections, and all other information of any kind or character, whether or not reduced to writing, with respect to the conduct by Debtors of their business not generally known by the public.

         "Instruments" means all "instruments", "chattel paper" and "letters of credit" (each as defined in the Code) in which Debtors now have or hereafter acquire any rights including, without limitation, all checks, drafts, notes, bonds, debentures and certificates of deposit.

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

         "Intellectual Property" means any and all Licenses, Patents, Copyrights, Trademarks, and the goodwill associated with such Trademarks.

         "Inventory" means all "inventory" (as defined in the Code) now owned or hereafter acquired by Debtors, wherever located, including, without limitation, finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof and goods which are returned to or repossessed by Debtors.

         "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Debtors.

         "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

         "Patent License" means rights under any written agreement now owned or hereafter acquired by Debtors granting any right with respect to any invention on which a Patent is in existence.

         "Patent Security Agreements" means, if necessary to create and perfect the Security Interests contemplated by this Agreement, any Patent Security Agreements made in favor of Secured Party by Debtors.

         "Patents" means collectively all of the following now owned or hereafter created or acquired by Debtors: (a) all patents and patent applications and the inventions and improvements described and claimed therein, and patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

         "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability Debtors, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

         "Proceeds" means all "proceeds" (as defined in the Code) of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of Debtors against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "Reference Rate" means the per annum rate of interest publicly announced from time to time by the Bank of America as its prime rate (or reference rate). Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of such change. Notwithstanding the foregoing, in no event shall the rate of interest payable by any party hereto under this Agreement exceed the maximum rate permitted by applicable law with respect to such payments under this Agreement.

         "Secured Obligations" has the meaning assigned to that term in Section
3.

         "Security Interests" means the Liens granted pursuant to Section 2 hereof, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement and the other Transaction Documents.

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

         "Trademark License" means rights under any written agreement now owned or hereafter acquired by Debtors granting any right to use any Trademark.

         "Trademark Security Agreements" means, if necessary to create and perfect the Security Interests contemplated by this Agreement, any Trademark Security Agreements made in favor of Secured Party by Debtors.

         "Trademarks" means all of the following now owned or hereafter adopted or acquired by Debtors: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

1.2 Other Definition Provisions. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

SECTION 2.        Grant of Lien

                  (a) To secure the prompt and complete payment, performance and observance of all of the Secured Obligations, Debtors hereby grant, assign, convey, mortgage, pledge, hypothecate and transfer to Secured Party, for the benefit of Secured Party, a Lien upon all of their right, title and interest in, to and under all of the following property, whether now owned by or owing to, or existing or hereafter acquired or arising in favor of Debtors (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Debtors, and regardless of where located (all being collectively referred to herein as the "Collateral"):

(i)      all Accounts;

(ii)     all Chattel Paper;

(iii)    all Contracts;

(iv)     all Intellectual Property;

(v)      all General Intangibles;

(vi)     all Fixed Assets; and

(vii) to the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.


         (b) In addition, to secure the prompt and complete payment, performance and observance of the Secured Obligations and in order to induce Secured Party as aforesaid, Debtors hereby grant to Secured Party a right of setoff against the property of Debtors held by Secured Party, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Secured Party, for any purpose, including safekeeping, collection or pledge, for the account of Debtors, or as to which Debtors may have any right or power.

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

SECTION 3.        Security for Secured Obligations

         This Agreement secures the payment and performance in full of all of Debtors' obligations under the Note (including, without limitation, Debtors' obligation to pay to Secured Party the principal and interest due thereunder) and all indebtedness, liabilities and obligations of Debtors now existing or hereafter created or arising under this Agreement and all renewals, extensions, restructurings and refinancings of any of the above (all such indebtedness, liabilities and obligations of Debtors being collectively referred to herein as the "Secured Obligations").

SECTION 4.        Debtors Remains Liable

         (a) It is expressly agreed by Debtors that, anything herein to the contrary notwithstanding: (a) Debtors shall remain liable under each of their Contracts and each of their Licenses to observe and perform all of their duties and obligations to be observed and performed by it thereunder; (b) the exercise by Secured Party of any of its rights hereunder shall not release Debtors from any of their duties or obligations under their Contracts and Licenses; (c) Secured Party shall not have any obligation or liability under any Contract or License by reason of or arising out of this Agreement or a granting herein of a Security Interest thereon or the receipt by Secured Party of any payment relating to any Contract or License pursuant hereto; and (d) Secured Party shall not be obligated to perform or fulfill any of the obligations or duties of Debtors under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License thereunder, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         (b) Secured Party may at any time in Secured Party's own name, in the name of a nominee of Secured Party or in the name of Debtors communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Secured Party's satisfaction, the existence, amount, terms of, and any other matter relating to, any such Accounts, Contracts, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, Debtors, at their own expense, shall cause the independent certified public accountants then engaged by Debtors to prepare and deliver to Secured Party at any time and from time to time promptly upon Secured Party's request the following reports with respect to Debtors: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Secured Party may request.

SECTION 5.        Representations and Warranties

         Debtors represent and warrant to Secured Party as follows:

5.1 Binding Obligation. This Agreement is the legally valid and binding obligation of Debtors, enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

5.2 Office and Collateral Locations. Debtors' chief executive office, its books and records, and the locations of all of their books and records concerning the Collateral are located at the Debtors' address(es) set forth on
Schedule I. Debtors have no other places of business except those separately specified on Schedule I.

5.3 Ownership of Collateral; Bailees. Debtors are the sole owner of each item of the Collateral upon which they purport to grant a Lien hereunder, and have good and marketable title thereto free and clear of any and all Liens. No effective security agreement, financing statement, equivalent security or other Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office. None of the Collateral is in the possession of any consignee, bailee, warehouseman, laboratory, secured party or processor.

5.4 Contracts/Fictitious Names. Except as disclosed on Schedule II, there are no Contracts with a monetary value greater than $10,000 (hereinafter, "Material Contracts"). Debtors do not do business and have not done business during the past five years under any tradename or fictitious business name except as disclosed on Schedule III.

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

5.5 Perfection. This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements in the jurisdictions listed on Schedule IV hereto, a perfected Lien in favor of Secured Party, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens and is enforceable as such as against any and all creditors of and purchasers from Debtors. All action by Debtors necessary or desirable to protect and perfect such Lien on each item of Collateral has been duly taken.

5.6 Accounts. With respect to the Accounts, (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of Debtors' business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and Debtors has not made any agreement with any Account Debtors for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtors from liability therefore, or any deduction there from except a discount or allowance allowed by Debtors in the ordinary course of their business for prompt payment and disclosed to Secured Party; (iii) to Debtors' knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on Debtors' books and records and any invoices, statements and Collateral Reports delivered to Secured Party with respect thereto; (iv) Debtors has not received any notice of proceedings or actions which are threatened or pending against any Account Debtors which might result in any adverse change in such Account Debtors' financial condition; and
(v) Debtors have no knowledge that any Account Debtors are unable generally to pay their debts as they become due. Further with respect to the Accounts (x) the amounts shown on all invoices, statements and Collateral Reports which may be delivered to the Secured Party with respect thereto are actually and absolutely owing to Debtors as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to Secured Party as required pursuant to the terms of Section 6.5 of this Agreement; and (z) to Debtors' knowledge, all Account Debtors have the capacity to contract.

5.7 Intellectual Property. Debtors do not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule V hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Trademark Security Agreements with the United States Patent and Trademark Office, perfected Liens in favor of Secured Party on Debtors' Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from Debtors. Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Trademark Security Agreements with the United State Patent and Trademark Office and the filing of appropriate financing statements in the jurisdictions listed on Schedule IV hereto, all action necessary or desirable to protect and perfect Secured Party's Lien on Debtors' Patents, Trademarks or Copyrights shall have been duly taken.

5.8 Governmental Authorizations; Consents. No authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required either (a) for the grant by Debtors of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by Debtors or (b) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Debtors or Secured Party).

5.9 Noncontravention. The consummation of the transactions contemplated by this Agreement and the compliance by Debtors with all the terms and provisions of this Agreement and all other Documents to be executed and delivered hereunder will not violate, conflict with or result in the breach of any term or provision of the charter documents, articles of incorporation or by-laws of Debtors, or constitute a material default under or result in a violation of any existing indenture, contract, agreement, or other instrument to which Debtors are a party or by which it or any of their properties are bound.

5.10 Accurate Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtors with respect to the Collateral is and will be accurate and complete in all material respects.

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

SECTION 6.        Further Assurances; Covenants

6.1 Other Documents and Actions. Debtors will, from time to time, at their expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may request, in order to create, perfect and protect the Security Interests granted or purported to be granted hereby, under the Note or any other Transaction Documents or to enable Secured Party to exercise and enforce its rights and remedies hereunder, under the Note or any other Transaction Documents with respect to any Collateral. Without limiting the generality of the foregoing, Debtors will: (a) execute and file such financing or continuation statements, or amendments thereto and such other instruments, documents or notices, as may be necessary or desirable, or as Secured Party may request, in order to create, perfect and preserve the Security Interests granted or purported to be granted hereby or pursuant to the Note or any other Transaction Documents; (b) at any reasonable time, upon demand by Secured Party, exhibit the Collateral to allow inspection of the Collateral by Secured Party or Persons designated by Secured Party and to examine and make copies of the records of Debtors related thereto, and to discuss the Collateral and the records of Debtors with respect thereto with, and to be advised as to the same by, Debtors' officers and employees and, after the occurrence and during the continuance of an Event of Default, in the case of the Accounts or General Intangibles, with any Person which is or may be obligated thereon; (c) upon Secured Party's request, appear in and defend any action or proceeding that may affect Debtors' title to or Secured Party's Security Interest in the Collateral;
(d) use their best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Secured Party of any License or Contract held by Debtors or in which Debtors have any rights not heretofore assigned; (e) transfer Collateral to Secured Party's possession if a Lien on such Collateral can be perfected only by possession, or if requested by Secured Party, (f) obtain signed acknowledgements of Secured Party's Liens from banks holding Debtors' depository accounts and bailees having possession of Debtors' goods; and (g) take all steps necessary to grant Secured Party control of all electronic chattel paper in accordance with the Code as revised effective July 1, 2001. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Secured Party immediately upon Debtors' receipt thereof.

6.2 Secured Party Authorized. Debtors hereby authorize Secured Party to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signatures of Debtors where permitted by law.

6.3 Corporate or Name Change. Debtors will give Secured Party at least thirty (30) days prior written notice of any change in Debtors' name, identity, mailing address or corporate structure. With respect to any such change, Debtors will promptly execute and deliver such documents and take such actions as Secured Party deems necessary or desirable to create, perfect and preserve the Security Interests.

6.4 Business Locations. Subject to the next sentence, Debtors will keep the Collateral at the locations specified on Schedule I. Debtors covenant and agree that in the event (a) the name or any trade name of Debtors is to be changed or modified in any manner, (b) Debtors propose to acquire or use a new trade name, or (c) the chief executive offices of Debtors are to be relocated to a place other than their present address as stated in Schedule I hereof, then Debtors shall provide thirty (30) days prior written notice to Secured Party and, prior to making any such change or modification, shall execute and deliver to Secured Party such further documents and do such other acts and things as Secured Party may request in order to carry out the purposes of this Agreement including, without limitation, the execution and delivery of financing statements, amendments, copyright assignments and mortgages, and laboratory pledgeholder agreements, necessary or desirable to continue and/or perfect the Security Interests.

6.5 Account Covenants. Except as otherwise provided in this subsection
6.5, Debtors shall continue to collect, at their own expense, all amounts due or to become due Debtors under the Accounts arising from the Collateral (the "Collateral Accounts") and apply such amounts as are so collected to the outstanding balances thereof. In connection with such collections, Debtors may take (and, at Secured Party's direction, shall take) such action as Debtors or Secured Party may deem necessary or advisable to enforce collection of the Collateral Accounts; provided, that Secured Party shall have the right at any time after the occurrence and during the continuance of an Event of Default to:
(a) notify the customers or obligors under any Collateral Accounts of the assignment of such Collateral Accounts to Secured Party and to direct such customers or obligors to make payment of all amounts due or to become due directly to Secured Party; (b) enforce collection of any such Collateral Accounts;

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

and (c) adjust, settle or compromise the amount or payment of such Collateral Accounts. After the occurrence and during the continuance of an Event of Default, all amounts and Proceeds received by Debtors with respect to the Collateral Accounts shall be received in trust for the benefit of Secured Party (on behalf of Secured Party), shall be segregated from other funds of Debtors and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement). Debtors shall not adjust, settle or compromise the amount or payment of any Collateral Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon (other than credits and discounts in the ordinary course of business and in amounts which are not material to Debtors) without the prior consent of Secured Party.

6.6 Intellectual Property Covenants. Debtors shall preserve and maintain all Patents, Trademarks and Copyrights and use their best efforts to obtain any consents, waivers or agreements necessary to enable Secured Party to exercise its remedies with respect to the Patents, Trademarks and Copyrights. Debtors represent and warrant to Secured Party that the execution, delivery and performance of this Agreement by Debtors will not violate or cause a default under any of the Patents, Trademarks and Copyrights or any agreement in connection therewith.

                  (i) Debtors shall notify Secured Party immediately if they know or have reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding Debtors' ownership of any Patent, Trademark or Copyright, their right to register the same, or to keep and maintain the same.

                  (ii) Debtors shall provide (on a monthly basis) a list to Secured Party of all filings of applications for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, and, upon request of Secured Party, Debtors shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Secured Party may request to evidence Secured Party's Lien on such Patent, Trademark or Copyright, and the General Intangibles of Debtors relating thereto or represented thereby.

                  (iii)Debtors shall take all actions necessary or requested by Secured Party to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

                  (iv) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, Debtors shall notify Secured Party promptly after Debtors learn thereof. Debtors shall, unless their Boards of Directors reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of the Debtors' business or operations or unless its Board shall otherwise determine that such lawsuit is not in the best interests of the Debtors, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Secured Party shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

                  (v) Debtors shall notify Secured Party of all new
Contracts or other arrangements involving any Intellectual Property (present or hereafter acquired), including any licensing or exploitation of any Intellectual Property, within 10 days of entering into such arrangement or Contract.

6.7 Protection of Collateral. Debtors will do nothing to impair the rights of Secured Party in the Collateral. Debtors assume all liability and responsibility in connection with the Collateral acquired by it, and the liability of Debtors to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to Debtors.

6.8 Taxes and Claims. Debtors will pay when due all property and other taxes, assessments and governmental charges imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies); provided that no such tax, assessment or charge need be paid if Debtors are contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if Debtors have established such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP; and provided further that the same can be contested without risk of loss or forfeiture or material impairment of the Collateral or the use thereof.

6.9 Collateral Description. Debtors will furnish to Secured Party, from time to time upon request, statements and schedules further identifying and describing the Collateral and such other information, reports and evidence concerning the Collateral (and in particular the Intellectual Property) as Secured Party may reasonably request, all in reasonable detail.

6.10 Use of Collateral. Debtors will not use or permit any Collateral to be used unlawfully or in violation of any provision of applicable law, or any policy of insurance covering any of the Collateral.

6.11 Records of Collateral. Debtors shall, at their own cost and expense, keep full and accurate books and records relating to the Collateral (including a record of any and all payments received and any and all credits granted with respect to the Collateral) and shall stamp or otherwise mark such books and records in such manner as Secured Party may reasonably request indicating that the Collateral is subject to the Security Interests.

6.12 Federal Claims. Debtors shall notify Secured Party of any Collateral which constitutes a claim against the United States government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal law. Upon the request of Secured Party, Debtors shall take such steps as may be necessary to comply with any applicable federal assignment of claims laws and other comparable laws.

6.13 Compliance with Terms of Accounts, etc. In all material respects, Debtors will perform and comply with all obligations in respect of their Accounts, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

6.14 Indemnification. In any suit, proceeding or action brought by Secured Party relating to any Account, Contract or General Intangible for any sum owing thereunder or to enforce any provision of any Account, Contract or General Intangible, Debtors will save, indemnify and keep Secured Party harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Debtors of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Debtors, except in the case of Secured Party, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction (but, in any case, Secured Party shall not be liable to Debtors for any punitive, exemplary, indirect or consequential damages). All such obligations of Debtors shall be and remain enforceable against and only against Debtors and shall not be enforceable against Secured Party.

6.15 Notices. Debtors will advise Secured Party promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Security Interests created hereunder or under the Note or any other Transaction Documents.

SECTION 7.        Secured Party Appointed Attorney-in-Fact

         7.1 Debtors hereby irrevocably appoint Secured Party as Debtors' attorney-in-fact ("Attorney"), with full authority in the place and stead of Debtors and in the name of Debtors, Secured Party or otherwise, from time to time in Secured Party's discretion, at any time an Event of Default has occurred and remains continuing, to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         (a) to change the mailing address of Debtors, open a post office box on behalf of Debtors, open mail for Debtors, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Debtors, assignments, verifications, and notices in connection with any property of Debtors;

         (b) to effect any repairs to any asset relating to any of the Collateral, or continue to obtain any insurance and pay all or any part of the premiums therefore and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies;

         (c) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (d) to receive, endorse, and collect any drafts or other Instruments, Documents and chattel paper, in connection with clauses (b) and (c) above;

         (e) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral, and to defend any suit, action or proceeding brought against Debtors if Debtors do not defend such suit, action or proceeding or if Attorney believes that Debtors are not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;

         (f) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, and such payments made by Secured Party to become obligations of Debtors to Secured Party, due and payable immediately without demand;

         (g) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Collateral Accounts and other documents relating to the Collateral;

         (h) to lease, license, sell or otherwise dispose of the Collateral and/or such distribution rights in and to the Collateral and such rights therein as have not been disposed of on the date of such default by Debtors as permitted hereunder (or to engage others to do so with the costs and expenses thereof to be recoupable by Secured Party as provided herein);

         (i) to negotiate such lease, license, sale or other agreements and to enter into such agreements on behalf of Debtors on such terms and conditions (not in conflict with the terms and conditions of such agreements) consistent with this Agreement as have theretofore been entered into by Debtors and which Secured Party has been made aware of, as Secured Party deems appropriate;

         (j) to cause the certified public accountants then engaged by Debtors to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (a) a reconciliation of all accounts; (2) an aging of all accounts, (3) trial balances, and (4) test verifications of such accounts as Attorney may request; and

         (k) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral; provided, however, that nothing herein contained shall be construed as requiring or obligating Secured Party to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action with respect to any of the Collateral or the money due or to become due thereunder or the property covered thereby, and no action taken or omitted to be taken by Secured Party with respect to any of the Collateral shall give rise to any defense, counterclaim or setoff in favor of Debtors or to any claim or action against Secured Party.


         7.2 None of Secured Party or its affiliates, agents or representatives shall be responsible to Debtors for any act or failure to act under any power of attorney or otherwise, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, nor for any punitive, exemplary, indirect or consequential damages. Debtors, to the extent permitted by law, ratify and confirm all acts taken by Secured Party as such attorney-in-fact or its substitutes by virtue of the power of attorney contained in this Section 7. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Secured Obligations have been fully satisfied.

SECTION 8.        Transfers and Other Liens

         Except as otherwise permitted in this Section 8, Debtors shall not:

(a) sell, lease, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except in the ordinary course of business; provided, that in no event shall Debtors sell, lease, assign, license, sub-license or otherwise transfer or dispose of its right, title and interest in the Intellectual Property.

(b) create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral, and will defend the right, title and interest of Secured Party in and to any of Debtors' rights under the Collateral against the claims and demands of all Persons whomsoever.

SECTION 9.        Remedies

(a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein, under the Note, under the other Transaction Documents or any rights and remedies otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and also may: (i) require Debtors to, and Debtors hereby agrees that it will, at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at any place or places designated by Secured Party in which event Debtors shall at their own expense: (A) forthwith cause the same to be moved to the place or places so designated by Secured Party and thereby delivered to Secured Party, (B) store and keep any Collateral so delivered to Secured Party at such place or places pending further action by Secured Party, and (C) while Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition; and (ii)without notice except as specified below, sell, lease or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, and without the necessity of gathering at the place of sale of the property to be sold, at any of the Secured Party's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Debtors agree that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Debtors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Secured Party. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by applicable law, Debtors waive all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction.

         (b) Upon the occurrence and during the continuance of an Event of Default, Secured Party or its attorneys shall have the right without notice or demand or legal process (unless the same shall be required by applicable law), personally, or by Secured Party's attorneys, to collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk, and Secured Party in connection therewith shall have the right to (i) to enter upon, occupy and use any premises owned or leased by Debtors or where the Collateral is located (or is believed to be located) until the Secured Obligations are paid in full without any obligation to pay rent to Debtors, to render the Collateral useable or saleable and to remove the Collateral or any part thereof there from to the premises of Secured Party for such time as Secured Party may desire in order to effectively collect or liquidate the Collateral and use in connection with such removal any and all services, supplies and other facilities of Debtors; and (ii) to take possession of Debtors' original books and records, to obtain access to Debtors' data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Secured Party deems appropriate. Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Secured Party, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Debtors hereby releases. Such sales may be adjourned and continued from time to time with or without notice.

         (c) Debtors acknowledge and agree that a breach of any of the covenants contained in Sections 5, 6 and 8 hereof will cause irreparable injury to Secured Party and that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of Debtors contained in this Agreement, that the covenants of Debtors contained in the Sections referred to in this Section shall be specifically enforceable against Debtors.

         (d) Except as otherwise specifically provided herein, Debtors hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

         (e) In the event that Secured Party forecloses upon and takes title to all or substantially all of the Collateral pursuant to this Section 9, Secured Party will, for a period of five (5) years from the date Secured Party acquires title to the Collateral, pay to CITA an amount equal to three percent (3%) of Secured Party's net pre-tax profits, if any, realized from selling, licensing or otherwise exploiting the Collateral, less the outstanding amount of any unpaid Secured Obligations including any attorney fees or other expenses incurred by Secured Party, after deduction of all direct, indirect and allocated costs and expenses incurred by Secured Party, in its sole and absolute discretion, in exploiting the Collateral and operating its business. Such net amount, if any, shall be payable annually in arrears, within ninety (90) days of the end of Secured Party's fiscal year. Nothing provided for herein shall create any obligations from Secured Party to Debtors except as expressly stated herein, or in any way obligate Secured Party to exploit or sell the Collateral, reasonably or at all. If Secured Party sells or makes any type of transfer of all or substantially all of the Collateral to a newly-formed public corporation, Secured Party will cause such corporation to agree to grant to CITA three percent (3%) of its common stock, subject to any agreement by which other shareholders are bound. Upon the issuance of such shares, any and all payment obligations under this Section shall immediately terminate. Debtors represent and warrant that they are sophisticated and "accredited" investors, fully understand the risks and other information associated with such shares, and that CITA will be acquiring the shares for its own account and not with a view toward resale or distribution. Notwithstanding any other provision of this Agreement, no Debtor shall be entitled to any portion of any revenues or net profits realized from the sale, transfer, assignment, license or other disposition of any debt or equity securities of Secured Party, or in any way attributable to Secured Party's business or operations other than the net pre-tax profits, if any, realized from Secured Party's exploitation of the Collateral.

SECTION 10.       Assigned Agreements
         If an Event of Default has occurred and is continuing, Debtors hereby irrevocably authorize and empower Secured Party, without limiting any other authorizations or empowerments contained in any of the other Transaction Documents, to assert, either directly or on behalf of Debtors, any claims

Debtors may have, from time to time, against any other party to any of the agreements to which Debtors are a party or to otherwise exercise any right or remedy of Debtors under any such agreements (including, without limitation, the right to enforce directly against any party to any such agreement all of Debtors' rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by Debtors thereunder).

SECTION 11.       Limitation on Duty of Secured Party with Respect to Collateral

         Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Secured Party shall have no other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other Secured Party or bailee selected by Secured Party in good faith.

SECTION 12.       Application of Proceeds

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied towards payment of the Secured Obligations. Debtors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys' fees or other expenses incurred by Secured Party to collect such deficiency.

SECTION 13.       Expenses

         Debtors shall pay all costs, fees and expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of creating, perfecting, maintaining and enforcing the Security Interests, and any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Debtors fail to promptly pay any portion of the above costs, fees and expenses when due or to perform any other obligation of Debtors under this Agreement, Secured Party may, at its option, but shall not be required to, pay or perform the same and charge Debtors' accounts for all fees, costs and expenses incurred therefore, and Debtors agree to reimburse Secured Party therefore on demand. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Debtors may become liable hereunder and all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the Reference Rate in effect from time to time, and shall be secured by the Collateral.

SECTION 14.       Termination of Security Interests; Release of Collateral

         Subject to Section 16, upon payment in full of all Secured Obligations, the Security Interests and this Agreement shall terminate. Upon such termination of the Security Interests, Secured Party will, at the expense of Debtors, execute and deliver to Debtors such documents as Debtors shall reasonably request to evidence the termination of the Security Interests.

SECTION 15.       Grant Of License To Use Intellectual Property.

         For the purpose of enabling Secured Party to exercise its rights and remedies under Section 9 hereof (including, without limiting the terms of Section 9 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies, Debtors hereby grants to Secured Party, for the benefit of Secured Party, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtors) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by Debtors, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

SECTION 16.       Reinstatement.

         This Security Agreement and the Security Interests shall remain in full force and effect and continue to be effective should any petition be filed by or against Debtors for liquidation or reorganization, should Debtors become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Debtors' assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 17.       Notices

         All notices, approvals, requests, demands and other communications hereunder shall be given in writing to Debtors at the addresses specified in
Schedule I.

SECTION 18.       Successors and Assigns

         This Agreement and all obligations of Debtors hereunder shall be binding upon the successors and assigns of Debtors (including any Debtors in possession on behalf of Debtors) and shall, together with the rights and remedies of Secured Party, inure to the benefit of Secured Party, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Security Interests granted to Secured Party hereunder. Debtors may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

SECTION 19.       Limitation by Law

         All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         SECTION 20. Governing Law/ Waiver of Jury Trial. In all respects, including all matters of construction, validity and performance, this Security Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the internal laws of the state of California applicable to contracts made and performed in that state, and any applicable laws of the United States of America. Debtors hereby consent and agree that the state or federal courts located in Los Angeles County, City of Los Angeles, California, shall have exclusive jurisdiction to hear and determine any claims or disputes between debtors and secured party pertaining to this security agreement or to any matter arising out of or relating to this security agreement, provided, that Debtors and Secured Party acknowledge that any appeals from those courts may have to be heard by a court located outside of Los Angeles County, and, provided, further, nothing in this Agreement shall be deemed or operate to preclude Secured Party from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the secured obligations, or to enforce a judgment or other court order in favor of Secured Party. Debtors expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and Debtors hereby waive any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.

         Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply, the parties desire that disputes arising hereunder or relating hereto be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system, the Debtors waive all right to trial by jury in any action, suit or proceeding brought to resolve any dispute, whether sounding in contract, tort, or otherwise, between secured party and debtors arising out of, connected with, related to, or incidental to the relationship established in connection with, this Security Agreement or any of the other documentation or the transactions related hereto or thereto.


SECTION 20.       Failure or Indulgence Not Waiver; Remedies Cumulative

         No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by Secured Party and Debtors.

SECTION 21.       Headings

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 22.       Counterparts

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECTION 23.       Survival

         All representations and warranties of Debtors contained in this Agreement shall survive the execution and delivery of this Agreement.



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         SECTION 25.       No Strict Construction.

         The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.


         SECTION 26.       Advice Of Counsel.

         Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 20, with its counsel.


         SECTION 27.       Benefit Of Secured Party.

         All Security Interests granted or contemplated hereby shall be for the benefit of Secured Party, and all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of this Agreement.

         SECTION 28.       Severability.

         Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Note, the Guarantee and any other

Transaction Documents which, taken together, set forth the complete understanding and agreement of Secured Party and Debtors with respect to the matters referred to herein and therein.

         Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

SECURED PARTY:                              DEBTORS:

RESERVA, LLC                                CITA BIOMEDICAL, INC.

By:                            By:
Its:                           Its:
     ----------------------         --------------------------------

                               By:
                                   ---------------------------------
                               Its:
                                    --------------------------------

                               CITA AMERICAS, INC.

                               By:
                                   ---------------------------------
                               Its:
                                    --------------------------------

                               By:
                                   ---------------------------------
                               Its:
                                    --------------------------------





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